UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2009

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 8.01.	Other Events

On September 23, 2009, we issued a press release announcing revised guidance for 2009. A copy of our September 23, 2009 press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. On September 23, 2009, we posted an updated summary of the principal earnings drivers and adjustments used in arriving at 2009 earnings guidance to our website, http://www.WestarEnergy.com, under Investors, Investor Presentations. A copy of the summary is attached to this report as Exhibit 99.2.

On September 23, 2009, we will update investors regarding our revised 2009 earnings guidance of $1.35 to $1.45 per share. A copy of the presentation is attached to this report as Exhibit 99.3. The presentation is also available to the public at out website, http://www.WestarEnergy.com, under Investors, Investor Presentations.

The press release, the summary of earnings drivers and the investor update presentation referred to above contain statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth herein and therein.

The information above is being furnished, not filed, pursuant to Item 8.01 of Form 8-K. Accordingly, the information in Item 8.01 of this Current Report, including the press release attached hereto as Exhibit 99.1 and the presentation attached hereto as Exhibit 99.2, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated September 23, 2009

Exhibit 99.2	Westar Energy, Inc. 2009 Revised Earnings Guidance – September 2009

Exhibit 99.3	Westar Energy, Inc. Earnings Guidance Update

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals and are based on assumptions by the management of the Company as of the date of this document. If our assumptions prove incorrect or should unanticipated circumstances arise, our actual results could differ materially from those anticipated. These differences could be caused by a number of factors or a combination of factors including, but not limited to, those factors described under the heading “Risk Factors”

contained in our Annual Report on Form 10-K for the period ended December 31, 2008 as filed with the Securities and Exchange Commission. Readers are urged to consider such factors when evaluating any forward-looking statement, and we caution you not to put undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: September 23, 2009	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 99.1	Press Release dated September 23, 2009

Exhibit 99.2	Westar Energy, Inc. 2009 Revised Earnings Guidance – September 2009

Exhibit 99.3	Westar Energy, Inc. Earnings Guidance Update